File Nos. 333-28769; 811-05626
                                       Filed under Rule 497(e)

GOLDEN AMERICAN LIFE INSURANCE COMPANY

                      PROSPECTUS SUPPLEMENT

                         JANUARY 7, 1998

  SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 1997 AS AMENDED
       OCTOBER 1, 1997, OCTOBER 29, 1997 and JANUARY 5, 1998 FOR
    DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
             (THE "GOLDENSELECT/r/ ACCESS PROSPECTUS")
        ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
            FOR USE ONLY IN THE STATE OF WASHINGTON
                           __________


  The following information supplements and replaces certain information contained in the Deferred Combination Variable and Fixed Annuity Prospectus, dated October 1, 1997 (the "Prospectus"), as amended October 1, 1997, October 29, 1997 and January 5, 1998. All capitalized terms have the meaning set forth in the Prospectus. This supplement should be retained with your Prospectus.


  GoldenSelect ACCESS contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit Option." This option replaces that referred to as the "7% Solution Enhanced Death Benefit Option" in the Prospectus. The following describes the option and its features.

  The  following  replaces the paragraph titled  "7%  Solution
  Enhanced Death Benefit Option" on page 2 of the Prospectus:


  5.5% Solution Enhanced Death Benefit Option

  An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 80 or younger. The enhanced death benefit provided by this option is equal to premiums paid accumulated at an annual rate of return of 5.5%, except on those premiums invested in the Liquid Asset Division, Limited Maturity Bond Division, and the General
  Account, as adjusted for additional premiums and partial withdrawals. Each accumulated initial or additional premium payment reduced by any partial withdrawals taken will continue to grow at 5.5% for as long as the contract remains in force.

  The following supplements the section titled "Fee Table," beginning on page 7 of the Prospectus:

  The following  changes  the  table titled  "Annual  Contract
       Fees" on page 7:

       Administrative Charge......................    $30

  The following  changes  the table titled  "Separate  Account
       Annual Expenses" on page 7:

  Replace the column headed "7% Solution" with a column identical to the column "Annual Ratchet" but headed "5.5% Solution" under the heading "Enhanced Death Benefit" (shown below):
                                                 5.5% Solution
      Mortality and Expense Risk Charge........      1.40%
      Asset Based Administrative Charge........      0.15%
                                                    ------
      Total Separate Account Expenses..........      1.55%

  The examples shown on pages 8 and 9 of the Prospectus are the highest expenses associated with a contract which would occur based on the election of the 7% Solution Enhanced
  Death Benefit Option. If all other assumptions are the same, the fees associated with an election of the 5.5% Solution Enhanced Death Benefit Option would not exceed those shown on pages 8 and 9.

  The following changes the first two paragraphs under the heading "Death Benefit Options" on page 31:

  Replace the text "7% Solution" with "5.5% Solution" in all instances.

  The following replaces the  discussion  titled  "7% Solution
  Enhanced Death Benefit Option" beginning on  page 31  of the
  Prospectus:

  5.5% Solution Enhanced Death Benefit Option

  (1)   We  take  the  enhanced  death  benefit from the prior
        Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

  (2) We calculate interest on (1) for the current Valuation Period at the enhanced death benefit interest rate, which rate is an annual rate of 5.5%; except that with respect to amounts in the Liquid Asset Division and the Limited Maturity Bond Division, the interest rate applied to such amounts will be the respective net rate
        of  return   for  such  Divisions  during  the  current
        Valuation Period, if it is less than an annual rate of 5.5%; and except with respect to amounts in a Fixed Allocation, the interest rate applied to such amounts will be the interest credited to such Fixed Allocation during the current Valuation Period, if it is less that an annual rate of 5.5%.

  (3)   We add (1) and (2).

  (4) We add to (3) any additional premiums paid during the current Valuation Period.

  (5) We subtract from (4) any partial withdrawals (including any surrender charges incurred) made during the current
        Valuation Period.

  The following supplements the paragraph titled "Administrative
  Charge," appearing on page 33 of the Prospectus:

  The administrative charge, if applicable, is $30 per Contract
  Year.

  The following supplements the paragraph titled "Mortality and Expense Risk Charge," appearing on page 34 of the Prospectus:

  The annual charge for the mortality and expense risk is the same as that described for the Annual Ratchet Death Benefit Option. If the 5.5% Solution Death Benefit Option is elected, the charge is equivalent, on an annual basis, to 1.40% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003863% for each day in the Valuation Period.


This supplement should be retained with your GoldenSelect/r/ ACCESS
Prospectus.


Golden American Life Insurance Company
Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware

IN G3710-WA ACCESS 1/98                         GoldenSelect ACCESS